FIRST EAGLE FUNDS

First Eagle Absolute Return Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED DECEMBER 31, 2015
TO STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JUNE 15, 2015
as supplemented JUNE 30, 2015

This Supplement is intended to highlight certain changes to the First Eagle Fund Absolute Return Fund’s SAI dated June 15, 2015 as supplemented June 30, 2015. Please review these matters carefully. The fifth paragraph under the section of the SAI entitled “Computation of Net Asset Value” is hereby deleted in its entirety and replaced with the following:

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available, are generally priced at the bid prices provided by an approved pricing service or dealers in the over-the-counter markets in the United States or abroad.

*  *  *  *